Supplement dated February 8, 2018
to the Statement of Additional Information (SAI), as supplemented, dated January 1, 2018, for the following funds:
Fund
Columbia Funds Series Trust I
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Columbia Mid Cap Growth Fund
Effective immediately, the following is being added to Columbia AMT-Free Connecticut Intermediate Muni Bond Fund in the front cover of the SAI:
Class V: GCBAX
The rest of the section remains the same.
Effective on or about February 12, 2018, the information for Columbia Mid Cap Growth Fund under the subsection, "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31
Mid Cap Growth Fund	Matthew Litfin[j]	4 RICs 6 other accounts	$5.88 billion $4.8 million	None	None	Columbia WAM	Columbia WAM
	Erika Maschmeyer[j]	4 other accounts	$509,889	None	None
	John Emerson[j]	4 other accounts	$830,000	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(j)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of December 31, 2017.
The rest of the section remains the same.
Effective on or about February 12, 2018, the following is added under the subsection, "The Investment Manager and Subadvisers - Potential Conflicts of Interest" in the "Investment Management and Other Services" section of the SAI:
Columbia WAM: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. Columbia WAM and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds and the series of Wanger Advisors Trust.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.
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A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia WAM’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.
“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia WAM and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by Columbia WAM are to be made at an independent current market price, consistent with applicable laws and regulation.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which Columbia WAM’s portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of Columbia WAM and its affiliates.
The rest of the section remains the same.
Effective on or about February 12, 2018, the following is added under the subsection, "The Investment Manager and Subadvisers - Structure of Compensation" in the "Investment Management and Other Services" section of the SAI:
Columbia WAM: Portfolio manager direct compensation is typically comprised of a base salary and an annual incentive award that is paid in a combination of a cash bonus, deferred compensation tied to the performance of specified Columbia Funds, and Ameriprise Financial equity incentive awards.
Base salary is typically determined based on market data relevant to the position, as well as other factors including tenure in the organization and broad contribution to the business. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equitable adjustments or market adjustments.
Annual incentive awards are variable and are based on (i) an evaluation of the individual’s investment performance relating to the funds or accounts the individual manages and, if applicable, relating to the individual’s work as an investment research analyst, and (ii) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process, communications, and professionalism. Investment performance of portfolios versus benchmark and/or peer group is generally weighted for the rolling one-, three- and five-year periods, with an emphasis on three-year performance. Consideration is given to the amount of assets the individual manages, and where multiple portfolios are managed, the relative weighting by assets is taken into account to assess overall performance. Where the individual also has responsibility as a research analyst, an assessment of their performance in that role is also taken into account. For leaders who have group management responsibilities, an assessment of the group’s overall investment performance is another factor considered.
Individual awards are determined by Columbia WAM’s senior management, subject to review by Columbia Management and Ameriprise Financial, from an aggregate annual incentive pool allocated by Columbia Management to Columbia WAM. Funding for the pool is determined annually by Columbia Management and Ameriprise Financial taking into account historical pool amounts, investment performance, Columbia WAM assets under management, and Columbia Management and Ameriprise Financial profitability for the year.
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Deferred compensation awards are designed to align participants’ interests with those of investors in the Funds and other accounts they manage. The value of a deferred account is adjusted based on the performance of the funds selected by the participant from a list of specified Columbia Funds. Portfolio managers must allocate at least 50% of their deferred incentive awards to Columbia Acorn Funds, with at least 25% allocated to the specific Columbia Acorn Funds they manage. Deferrals vest over multiple years, so they help to retain employees.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help to retain employees.
Portfolio managers and other employees of Columbia WAM participate in a wide variety of benefit programs, including retirement savings and health insurance plans.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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